GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Supplement dated February 15, 2018
to the Prospectus Supplement dated January 16, 2018
to the Prospectus dated January 16, 2018

This is a supplement (the “Supplement”), to the Prospectus Supplement, dated January 16, 2018 (the “Prospectus Supplement”), to the Prospectus, dated January 16, 2018 (the “Prospectus”), of Guggenheim Strategic Opportunities Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus and the Statement of Additional Information, dated January 16, 2018, of the Fund, as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus.

Management of the Fund-Portfolio Management

The Sub-Adviser’s investment process is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund's investment objective and top-down sector allocations.

The Sub-Adviser’s personnel with responsibility for the day-to-day management of the Fund’s portfolio are:

B. Scott Minerd, Chief Investment Officer and Chief Executive Officer. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank and was a Certified Public Accountant working for Price Waterhouse. Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

Anne Bookwalter Walsh, Assistant Chief Investment Officer and Senior Managing Director. Ms. Walsh joined Guggenheim Partners and the Sub-Adviser in 2007. As a senior member of the Sub-Adviser’s Portfolio Construction Group, she will assist with the development of the Fund’s asset allocation strategies. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment

Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her JD from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.

Steve Brown, Managing Director and Portfolio Manager. Mr. Brown joined Guggenheim Investments in 2010 and is a part of the Portfolio Management team for Guggenheim Investments' Active Fixed Income and Total Return mandates. Mr. Brown is involved in all facets of portfolio management including working with the senior Portfolio Managers and CIOs to develop and apply the macro and sector level views at the individual portfolio level. Additionally, he works closely with the sector teams and portfolio construction to implement trades and optimize portfolios. Prior to joining the portfolio management team in 2012, Mr. Brown worked in the non-mortgage asset backed securities group. His responsibilities on that team included trading, sourcing and evaluating investment opportunities and monitoring credits. Prior to joining Guggenheim Investments, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA institute.

Adam Bloch, Director and Portfolio Manager. Mr. Bloch joined Guggenheim in 2012. He works directly with sector traders, research heads, and risk managers and is responsible for buy and sell recommendations, day-to-day risk monitoring, and various special projects for Guggenheim’s Total Return mandates. In addition to his fixed-income responsibilities, Mr. Bloch helps with implementation of various macro overlays on certain portfolios. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancing across multiple industries. Mr. Bloch graduated from the University of Pennsylvania.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.

Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 65 of the Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.